UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 10, 2025

FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings, MT		59101
(Address of principal executive offices)		(zip code)

(406) 255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* * * * *

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.00001 par value	FIBK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* * * * *

Item 1.01.	Entry Into A Material Definitive Agreement.

On June 10, 2025, First Interstate BancSystem, Inc. (the “Company”) completed its previously announced public offering of $125,000,000 aggregate principal amount of its 7.625% Fixed-to-Floating Rate Subordinated Notes due 2035 (the “Notes”). The Notes were offered and sold pursuant to the Company’s registration statement on Form S-3ASR (Registration No. 333-272215) filed with the Securities and Exchange Commission on May 26, 2023, and the prospectus contained therein, as supplemented by the prospectus supplement dated June 5, 2025, relating to the Notes. The Notes will initially be treated as Tier 2 capital for regulatory purposes.

The Notes were issued pursuant to the Indenture, dated as of May 15, 2020 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association (the “Trustee”), as supplemented by the Second Supplemental Indenture (the “Second Supplemental Indenture”), dated as of June 10, 2025 (as so supplemented, the “Indenture”), between the Company and the Trustee.

From and including the date of issuance to, but excluding, June 15, 2030, or earlier redemption date, the Notes will bear interest at an initial fixed rate of 7.625% per annum, payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2025. From and including June 15, 2030 to, but excluding, June 15, 2035, or earlier redemption date, the Notes will bear interest at a floating rate per annum equal to a benchmark rate, which is expected to be Three-Month Term SOFR (as defined in the Second Supplemental Indenture), plus 398.0 basis points, payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on September 15, 2030. Notwithstanding the foregoing, if the benchmark rate is less than zero, then the benchmark rate shall be deemed to be zero.

The Company may, at its option, redeem the Notes in whole or in part beginning with the interest payment date of June 15, 2030 and on any interest payment date thereafter. The Company may also redeem the Notes, in whole but not in part, upon the occurrence of a “Tax Event” or a “Tier 2 Capital Event” (as defined in the Second Supplemental Indenture) or the Company becoming required to register as an investment company pursuant to the Investment Company Act of 1940, as amended. The redemption price for any redemption is 100% of the principal amount of the Notes, plus accrued and unpaid interest thereon, to but excluding, the date of redemption. Any early redemption of the Notes will be subject to receipt of the approval of the Board of Governors of the Federal Reserve System to the extent required under applicable laws or regulations, including capital regulations. The Notes will not have the benefit of any sinking fund.

The Notes are unsecured, subordinated obligations of the Company and: (i) rank junior to all of the Company’s existing and future senior indebtedness; (ii) rank equal in right of payment with any of the Company’s existing and future subordinated indebtedness; (iii) rank senior to the Company’s obligations relating to any junior subordinated debt securities issued to its capital trust subsidiaries; (iv) are effectively subordinated to all of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness; and (v) are structurally subordinated to all of the existing and future liabilities and obligations of the Company’s subsidiaries, including deposit liabilities and claims of other creditors of the Company’s bank subsidiary, First Interstate Bank.

The Indenture provides that the maturity of the Notes may only be accelerated upon the occurrence of certain events related to the bankruptcy or insolvency of the Company, whether voluntary or involuntary, or certain events related to the insolvency of First Interstate Bank. There is no right of acceleration of the payment of principal of the Notes upon a default in the payment of principal of or interest on the Notes or in the performance of any of the Company’s covenants or agreements contained in the Notes, in the Indenture or any of the Company’s other obligations or liabilities.

The foregoing descriptions of the Base Indenture and the Second Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of such documents. For a complete description of the Base Indenture and the Second Supplemental Indenture, which includes the form of the Notes, please refer to the Base Indenture, attached as Exhibit 4.1 and the Second Supplemental Indenture, attached as Exhibit 4.2 to this Current Report on Form 8-K, which are incorporated herein by reference. The form of the Notes is included in Exhibit 4.3 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
4.1	Indenture, dated May 15, 2020, between First Interstate BancSystem, Inc. and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, File No. 001-34653, filed with the SEC on May 18, 2020).
4.2	Second Supplemental Indenture, dated June 10, 2025, between First Interstate BancSystem, Inc. and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee.
4.3	Form of 7.625% Fixed-to-Floating Rate Subordinated Notes due 2035 (included in Exhibit 4.2)
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2025

FIRST INTERSTATE BANCSYSTEM, Inc.

By:	/s/ JAMES A. REUTER
James A. Reuter
President and Chief Executive Officer